Exhibit (j)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Clarivest International Equity Fund and Clarivest SMid Cap Core Growth Fund, each a series of shares of BHR Institutional Funds and to the use of our report dated November 25, 2008 on the Funds' financial statements and financial highlights. Such financial statements and financial highlights appear in the 2008 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
JANUARY 26, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Mount Lucas U.S. Focused Equity Fund, a series of shares of BHR Institutional Funds and to the use of our report dated November 25, 2008 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2008 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
JANUARY 26, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Smith Group Large Cap Core Growth Fund, a series of shares of BHR Institutional Funds and to the use of our report dated November 25, 2008 on the Fund's financial statements and financial highlights. Such financial statements and financial highlights appear in the 2008 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
JANUARY 26, 2009